[LOGO] Merrill Lynch Investment Managers

Annual Report
August 31, 2001

Corporate
High Yield
Fund II, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND II, INC.

A Special Message To Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

                             Corporate High Yield Fund II, Inc., August 31, 2001

DEAR SHAREHOLDER

The High-Yield Market Overview

Our long-term outlook on the US high-yield market is optimistic, though the near term may be turbulent in the wake of the tragic events of September 11. Our view is based on the following major points:

o Valuation remains quite compelling. The yield on the unmanaged Credit Suisse First Boston (CSFB) High Yield Index at August 31, 2001 was 12.6% and the spread from US Treasury securities was slightly more than 8%. Historically, this spread is quite wide. While default rates are high, this risk seems thoroughly discounted in bond prices. We believe bond prices currently reflect a more dire outlook than is warranted.

o Many of the fundamentals affecting the high-yield market are broadly favorable. Default rates are expected to begin to taper off in the first half of next year. Further, we believe that the quality of high-yield underwritings is improving. There is, in our view, a high-yield bond underwriting cycle. Credit quality has tended to deteriorate late in the cycle when demand is strong and can't be met with sound credits. Deterioration in this cycle occurred in the 1996-1998 time frame and included many telecommunications issues that have defaulted or will default soon. We are well into the liquidation phase of this cycle with the credit problems thoroughly reflected in prices. A cycle of good quality, attractively priced new issues has replaced the poor underwritings and is likely to continue for at least several years. This presents the possibility that a cycle of above-average returns will replace the poor returns recorded the past few years. We would note that a strong upturn in the high-yield market is unlikely absent a rebound in the economy.

o We believe that investors are rebalancing their portfolios away from pure equity positions and toward fixed income. Interest in fixed-income products has been lackluster during the past few years as the dramatically better returns provided in equities captured the attention of investors. We believe that this lack of demand has depressed bond prices. We believe that this trend is reversing as a weak and volatile equity market has served to remind investors of risk. If our analysis of this trend is correct, it suggests improvement in the demand for bonds and higher investment returns.

o The macroeconomic outlook is starting to turn in favor of bonds, with the contraction in economic activity following the terrorist attacks on the World Trade Center, and the Pentagon, a recovery will likely be delayed. Significant declines in short-term interest rates this year should begin to work through to the economy's benefit. Fiscal policy is also generally supportive of our markets as well. Still, the economic outlook remains cloudy and we believe the economy is in a recession. Some sense that the deterioration in global economies has bottomed may well be necessary to sustain a high-yield market rally.

While the timing of this bottom is impossible to predict, market trends suggest that it could occur over the next year. While uncertainty continues to plague the high-yield market, we believe that the environment will begin to turn in our favor. Until that happens, the high-yields of our market mean that investors are well-paid to wait.

Fund Performance

For the six months ended August 31, 2001, the total investment return on the Fund's Common Stock was -6.86%, based on a change in the per share net asset value from $9.07 to $7.90, and assuming reinvestment of $0.553 per share income dividends. During this period, the net annualized current yield of the Fund's Common Stock was 13.69%. The Fund significantly underperformed the benchmark CSFB High Yield Index. For the six months ended August 31, 2001, the CSFB High Yield Index lost 0.18%, hurt by weakness in the broad telecommunications sector and by weakness in emerging markets. Fund performance was battered by this same weakness, with the negative effects exacerbated by leverage. Though we have a modest position in the crumbling fixed telecommunications and long-distance carrier sector, we have a significant overweight in wireless communications and in international cable television. These latter sectors were hurt by concerns that funding would be inadequate to build out their networks and grow their businesses rapidly enough to meet financial obligations. Reviewing our holdings, we believe that our telecommunications holdings in general either have access to adequate funding or have asset value that supports the bonds at current prices.

Leverage Strategy

The Fund was on average about 26%-27% leveraged during the six-month period ended August 31, 2001. Thus, the Fund borrowed the equivalent of 26%-27% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On August 31, 2001, the Fund was 26.3% leveraged, having borrowed $26.8 million at a borrowing cost of 5.80%. While leverage will hurt the Fund's total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to maintain our leverage position near 25%, though that level may vary somewhat as we adjust portfolio holdings. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

Investment Strategy

With yields of 12.6% and a spread of 824 basis points (8.24%) over US Treasury securities, we believe the high-yield market remains attractive. Still, our market will be volatile near term, pressured by weaker corporate earnings and world events. Thus, we still keep a core of better-quality credits. Asset values and operating prospects support an overweight in transportation. Our assessment of individual credits leads us to overweight chemicals, wireless communications and international cable. We have also overweighted utilities, viewing it as a good place to hide in an uncertain market. We remain slightly overweighted in health care, but have reduced positions as valuations have become full in that sector. We chose credits with care in fixed telecommunications, seeing significant financial and operating risk and questionable asset values. As of August 31, 2001, emerging markets represented a near-market weight.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and
Portfolio Manager

September 28, 2001

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                     2 & 3

                             Corporate High Yield Fund II, Inc., August 31, 2001

THE BENEFITS AND RISKS OF LEVERAGING

Corporate High Yield Fund II, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P    Moody's      Face
INDUSTRIES          Ratings  Ratings     Amount                            Corporate Bonds                                  Value
===================================================================================================================================
Aerospace--2.3%                                     L-3 Communications Corp.:
                     B+       Ba3      $  650,000   10.375% due 5/01/2007                                              $    693,062
                     B+       Ba3       1,000,000   8.50% due 5/15/2008                                                   1,021,250
                                                                                                                       ------------
                                                                                                                          1,714,312
===================================================================================================================================
Automotive--0.9%     BBB-     Ba1         325,000   Dana Corporation, 9% due 8/15/2011 (g)                                  327,665
                     NR*      NR*         325,000   Navistar International, 9.375% due 6/01/2006 (g)                        339,625
                                                                                                                       ------------
                                                                                                                            667,290
===================================================================================================================================
Broadcasting--3.8%                                  Australis Media Ltd. (c)@:
                     NR*      NR*          50,655    15.75% due 5/15/2003                                                         0
                     NR*      NR*       2,961,000    15.75% due 5/15/2003 (a)                                                     0
                     CCC+     B3          125,000   Cumulus Media Inc., 10.375% due 7/01/2008                               128,750
                                                    Globo Comunicacoes e Participacoes, Ltd. (g):
                     BB-      B1          750,000    10.50% due 12/20/2006                                                  592,500
                     BB-      B1          650,000    10.625% due 12/05/2008                                                 494,000
                     B-       B3        1,450,000   Lin Holdings Corporation, 12.943%** due 3/01/2008                     1,152,750
                     B-       B3          450,000   Salem Communication Holding Corp., 9% due 7/01/2011 (g)                 462,375
                                                                                                                       ------------
                                                                                                                          2,830,375
===================================================================================================================================
Cable--              B-       Caa1      1,500,000   Cablevision SA, 13.75% due 5/01/2009                                    825,000
International--      B-       B3          900,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010                         630,000
5.5%                 B-       B3          900,000   Ekabel Hessen GmbH, 14.50% due 9/01/2010                                495,000
                     B-       B3        1,650,000   Satelites Mexicanos SA, 10.125% due 11/01/2004                        1,105,500
                     NR*      NR*       1,950,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(g)                      97,500
                     B-       Caa1      2,150,000   United International Holdings, 18.862%** due 2/15/2008                  666,500
                     B-       Caa1      2,200,000   United Pan-Europe Communications, 13.512%** due 2/01/2010               297,000
                                                                                                                       ------------
                                                                                                                          4,116,500
===================================================================================================================================
Cable--US--7.3%      B+       B2        1,750,000   Adelphia Communications Corporation, 9.25% due 10/01/2002             1,756,562
                                                    CSC Holdings Inc.:
                     BB-      Ba2         250,000    9.25% due 11/01/2005                                                   258,750
                     BB-      Ba2       1,000,000    9.875% due 5/15/2006                                                 1,050,000
                     B+       B2        1,250,000   Charter Communications Holdings, 8.625% due 4/01/2009                 1,212,500
                     B-       B3          925,000   Insight Communications, 12.25%** due 2/15/2011 (g)                      545,750
                     B+       B1          600,000   Insight Midwest, 10.50% due 11/01/2010 (g)                              645,000
                                                                                                                       ------------
                                                                                                                          5,468,562
===================================================================================================================================
Chemicals--9.4%      BBB-     Ba2         325,000   Equistar Chemical Funding, 10.125% due 9/01/2008                        328,250
                                                    Equistar Chemicals LP:
                     BBB-     Ba2         675,000    8.50% due 2/15/2004                                                    656,019
                     BBB-     Ba2         250,000    7.55% due 2/15/2026                                                    183,820


                                     4 & 5

                             Corporate High Yield Fund II, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P    Moody's      Face
INDUSTRIES          Ratings  Ratings     Amount                            Corporate Bonds                                  Value
===================================================================================================================================
Chemicals            B+       Ba2      $1,150,000   Hercules Inc., 11.125% due 11/15/2007 (g)                          $  1,155,750
(concluded)          CCC+     Caa1        850,000   Huntsman Corporation, 9.50% due 7/01/2007 (g)                           306,000
                     B        B3          725,000   Huntsman ICI Holdings, 12.399%** due 12/31/2009                         193,937
                     BB-      B2          250,000   ISP ChemCo., 10.25% due 7/01/2011 (g)                                   253,750
                     B+       B2         650,000    ISP Holdings Inc., 9% due 10/15/2003                                    646,750
                     BB       Ba3         900,000   Lyondell Chemical Company, 9.625% due 5/01/2007                         918,000
                     BB-      Ba3         250,000   MacDermid Inc., 9.125% due 7/15/2011                                    252,500
                     BBB-     Ba1         100,000   Millennium America Inc., 9.25% due 6/15/2008 (g)                        101,500
                     B+       B1        1,000,000   Octel Developments PLC, 10% due 5/01/2006                             1,020,000
                     B-       Ca          700,000   Polymer Group Inc., 8.75% due 3/01/2008                                 360,500
                     NR*      Ca          750,000   Sterling Chemicals Inc., 12.375% due 7/15/2006 (c)                      612,188
                                                                                                                       ------------
                                                                                                                          6,988,964
===================================================================================================================================
Consumer Products--  BB+      Ba3         500,000   American Greetings, 11.75% due 7/15/2008                                480,000
3.3%                 B-       B2          325,000   Armkel Finance, Inc., 9.50% due 8/15/2009 (g)                           333,125
                     B-       B2          654,000   Chattem, Inc., 8.875% due 4/01/2008                                     601,680
                     CC       Ca          500,000   Corning Consumer Products, 9.625% due 5/01/2008                          90,000
                     BB-      Ba3         350,000   Steinway Musical Instruments, 8.75% due 4/15/2011 (g)                   336,000
                     CCC+     Caa1        250,000   Syratech Corp., 11% due 4/15/2007                                       107,500
                                                    Westpoint Stevens Inc.:
                     CCC+     Ca          750,000    7.875% due 6/15/2005                                                   300,000
                     CCC+     Ca          500,000    7.875% due 6/15/2008 (e)                                               187,500
                                                                                                                       ------------
                                                                                                                          2,435,805
===================================================================================================================================
Energy--6.0%         B        B2          425,000   Dresser Inc., 9.375% due 4/15/2011 (g)                                  435,625
                     BB-      B1          250,000   El Paso Energy Partners, 8.50% due 6/01/2011                            256,250
                                                    Hanover Equipment (g):
                     BB       Ba3         225,000    Trust A, 8.50% due 9/01/2008                                           231,187
                     BB       Ba3         125,000    Trust B, 8.75% due 9/01/2011                                           127,812
                     CCC      B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                             1,126,563
                     BB       Ba3       1,000,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009                 1,010,000
                     BB-      B1          750,000   Tesoro Petroleum Corp., 9% due 7/01/2008                                720,000
                     B-       B3          750,000   United Refining Co., 10.75% due 6/15/2007                               585,000
                                                                                                                       ------------
                                                                                                                          4,492,437
===================================================================================================================================
Financial--1.0%      D        Caa3      1,750,000   Amresco Inc., 9.875% due 3/15/2005                                      735,000
===================================================================================================================================
Food/Tobacco--       CCC+     Caa1      1,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                                  841,250
3.6%                 B-       B3          550,000   Del Monte Corporation, 9.25% due 5/15/2011 (g)                          569,250
                     BB       Ba1       1,000,000   Tricon Global Restaurants, Inc., 8.875% due 4/15/2011                 1,050,000
                     NR*      C           825,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (c)               240,281
                                                                                                                       ------------
                                                                                                                          2,700,781
===================================================================================================================================
Gaming--4.1%         NR*      NR*       1,204,000   GB Property Funding Corp., 11% due 9/29/2005                          1,131,760
                     NR*      NR*         205,842   Jazz Casino Company LLC, 6.54% due 3/31/2008                            172,907
                     B+       Ba3         400,000   Sun International Hotels, 8.875% due 8/15/2011 (g)                      400,000
                                                    Venetian Casino/LV Sands:
                     B-       Caa1        250,000    12.25% due 11/15/2004                                                  263,750
                     CCC+     Caa3      1,000,000    14.25% due 11/15/2005                                                1,060,000
                                                                                                                       ------------
                                                                                                                          3,028,417
===================================================================================================================================
Government--0.9%     BB-      B1        1,000,000   Republic of Brazil, 10.125% due 5/15/2027                               690,000
===================================================================================================================================
Health Care--9.3%    CCC+     Caa1      1,500,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                    1,275,000
                     BB-      Ba3         500,000   AmeriSource Bergen Corporation, 8.125% due 9/01/2008 (g)                515,000
                     CCC+     B3          950,000   Extendicare Health Services, 9.35% due 12/15/2007                       845,500
                                                    Fresenius Medical Capital:
                     B+       Ba2         300,000    Trust I, 9% due 12/01/2006                                             310,500
                     B+       Ba2         700,000    Trust II, 7.875% due 2/01/2008                                         700,000
                     BB       Ba3       1,250,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (g)                    1,425,000
                     CCC+     B3        1,000,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                           995,000
                     B-       B3          875,000   Magellan Health Services, 9% due 2/15/2008                              844,375
                     D        NR*       1,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (c)                    12,500
                                                                                                                       ------------
                                                                                                                          6,922,875
===================================================================================================================================
Housing--6.0%        B+       B2        1,500,000   Building Materials Corporation, 8% due 12/01/2008                       990,000
                     BB-      Ba3       1,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                     1,458,750
                     BB-      Ba2         650,000   Louisiana Pacific Corporation, 10.875% due 11/15/2008                   658,125
                     CCC+     B3          850,000   US Industries Inc., 7.125% due 10/15/2003                               705,500
                     CCC+     B3          875,000   USI American Holdings Inc., 7.25% due 12/01/2006                        700,000
                                                                                                                       ------------
                                                                                                                          4,512,375
===================================================================================================================================
Information          BB-      Ba3       1,000,000   Amkor Technology Inc., 9.25% due 5/01/2006                              890,000
Technology--1.9%     B-       B3          850,000   SCG Holdings Corporation, 12% due 8/01/2009                             493,000
                                                                                                                       ------------
                                                                                                                          1,383,000
===================================================================================================================================
Leisure--7.9%                                       Felcor Lodging LP:
                     BB       Ba2         600,000    9.50% due 9/15/2008                                                    615,000
                     BB       Ba2         150,000    9.50% due 9/15/2008 (g)                                                153,750
                     BB       Ba2         500,000   HMH Properties, Inc., 8.45% due 12/01/2008                              503,750
                     BBB-     Baa3        375,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                          386,460
                     BB       Ba2       1,250,000   Host Marriott LP, 8.375% due 2/15/2006                                1,259,375
                                                    Intrawest Corporation:
                     B+       B1          725,000    9.75% due 8/15/2008                                                    735,875
                     B+       B1          750,000    10.50% due 2/01/2010                                                   785,625
                     BB-      Ba2         350,000   Meristar Hospitality Corporation, 9% due 1/15/2008 (g)                  353,062
                     BB+      Ba3       1,000,000   Sovereign Bancorp, 10.50% due 11/15/2006                              1,095,000
                                                                                                                       ------------
                                                                                                                          5,887,897
===================================================================================================================================
Manufacturing--      B-       Caa1        750,000   Eagle-Picher Industries, 9.375% due 3/01/2008                           481,875
2.1%                 CCC+     Caa2      1,250,000   Foamex LP, 13.50% due 8/15/2005                                       1,062,500
                                                                                                                       ------------
                                                                                                                          1,544,375
===================================================================================================================================


                                     6 & 7

                             Corporate High Yield Fund II, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P    Moody's      Face
INDUSTRIES          Ratings  Ratings     Amount                            Corporate Bonds                                  Value
===================================================================================================================================
Media--              B-       B2       $  850,000   Advanstar Communications, 12% due 2/15/2011                        $    805,375
Diversified--6.3%    B        B2        1,500,000   MDC Communications Corp., 10.50% due 12/01/2006                       1,318,125
                                                    Primedia, Inc.:
                     BB-      Ba3         925,000    7.625% due 4/01/2008                                                   830,188
                     BB-      Ba3         300,000    8.875% due 5/15/2011 (g)                                               277,500
                     B        B3          825,000   Six Flags Inc., 9.50% due 2/01/2009                                     845,625
                     B        B2        1,150,000   Yell Finance BV, 13.50%** due 8/01/2011 (g)                             605,188
                                                                                                                       ------------
                                                                                                                          4,682,001
===================================================================================================================================
Metals/Minerals--    B-       B3        1,250,000   Great Lakes Carbon Corp., 11.75% due 5/15/2008@                         751,562
4.9%                 CCC+     Caa1      2,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003                1,660,000
                     NR*      NR*       1,250,000   Metal Management Inc., 10% due 5/15/2008 (c)                             75,000
                     NR*      NR*         500,000   Republic Technologies, 13.75% due 7/15/2009 (c)                          47,500
                     BB       Ba2         650,000   United States Steel LLC, 10.75% due 8/01/2008 (e)                       653,250
                     B+       B3          600,000   WCI Steel Inc., 10% due 12/01/2004                                      471,000
                                                                                                                       ------------
                                                                                                                          3,658,312
===================================================================================================================================
Packaging--2.8%      B-       Caa1      1,250,000   Huntsman Packaging Corporation, 13% due 6/01/2010                     1,062,500
                     B-       B3          625,000   Tekni-Plex Inc., 12.75% due 6/15/2010                                   554,688
                     B        B3          500,000   US Can Corporation, 12.375% due 10/01/2010                              500,625
                                                                                                                       ------------
                                                                                                                          2,117,813
===================================================================================================================================
Paper--3.7%          D        Caa3      1,000,000   APP China Group Ltd., 14% due 3/15/2010 (c)                              60,000
                     CCC+     Caa1        900,000   Ainsworth Lumber Company, 12.50% due 7/15/2007+                         828,000
                     BB-      Ba1         100,000   Caraustar Industries Inc., 9.875% due 4/01/2011                         102,125
                                                    Doman Industries Limited:
                     B        Caa1      1,000,000    8.75% due 3/15/2004                                                    485,000
                     B+       B3          500,000    12% due 7/01/2004                                                      477,500
                     BB       Ba2         725,000   Norske Skog, 8.625% due 6/15/2011 (g)                                   741,312
                     D        Caa3        500,000   Tjiwi Kimia International BV, 13.25% due 8/01/2001 (c)                   60,000
                                                                                                                       ------------
                                                                                                                          2,753,937
===================================================================================================================================
Retail--0.9%         BB+      Ba2         650,000   Autonation, Inc., 9% due 8/01/2008 (e)                                  663,000
===================================================================================================================================
Services--2.4%       BB-      Ba1         250,000   Airgas Inc., 9.125% due 10/01/2011 (g)                                  258,125
                     B-       B3          750,000   Albecca Inc., 10.75% due 8/15/2008                                      753,750
                     CCC      Ca        1,250,000   Neff Corp., 10.25% due 6/01/2008                                        775,000
                                                                                                                       ------------
                                                                                                                          1,786,875
===================================================================================================================================
Telecommunications-- B-       B3          500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004                  297,500
5.0%                 B-       B3          750,000   Fairpoint Communications, 12.50% due 5/01/2010                          600,000
                     B-       Caa1      1,500,000   GT Group Telecom, 13.25%** due 2/01/2010                                390,000
                     B-       B3        1,250,000   International Cabletel, Inc., 11.50% due 2/01/2006                      768,750
                     CCC+     Caa1        750,000   NTL Communications Corporation, 7% due 12/15/2008                       241,875
                     D        NR*       1,300,000   PSINet Inc., 11% due 8/01/2009 (c)                                       91,000
                                                    TeleWest Communications PLC:
                     B        B2          400,000    11% due 10/01/2007                                                     318,000
                     B        B2          700,000    11.25% due 11/01/2008                                                  563,500
                     NR*      NR*         750,000   Telewest Finance, 6% due 7/07/2005                                      457,500
                                                                                                                       ------------
                                                                                                                          3,728,125
===================================================================================================================================
Transportation--     NR*      Caa3      1,500,000   American Reefer Co. Ltd., 10.25% due 3/01/2008 (c)                      511,875
7.3%                 B        NR*       1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (g)                         737,500
                     BB-      Ba3       2,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                          2,000,000
                     BB-      B1        1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004                            1,031,250
                     BB-      B1        1,000,000   TFM, SA de CV, 11.939%** due 6/15/2009                                  860,000
                     BB-      Ba2         300,000   Teekay Shipping Corporation, 8.875% due 7/15/2011 (g)                   310,500
                     NR*      NR*         539,255   Trism, Inc., 12% due 2/15/2005 (c)(f)                                    16,178
                                                                                                                       ------------
                                                                                                                          5,467,303
===================================================================================================================================
Utility--11.2%       BB       Ba1         750,000   AES Corporation, 9.375% due 9/15/2010                                   768,750
                     BB-      Ba2         500,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                              530,000
                     BBB-     Baa2        750,000   Avista Corporation, 9.75% due 6/01/2008 (g)                             781,695
                                                    Calpine Corporation:
                     BB+      Ba1         500,000    8.625% due 8/15/2010                                                   512,176
                     BB+      Ba1         550,000    8.50% due 2/15/2011                                                    560,289
                     BB+      Ba3       1,000,000   Midland Funding II, 13.25% due 7/23/2006                              1,183,433
                     BB-      Ba2       1,200,000   Mission Energy Holdings, 13.50% due 7/15/2008                         1,248,000
                     NR*      NR*       2,359,521   Tucson Electric & Power Co., 10.21% due 1/01/2009 (e)(f)              2,724,256
                                                                                                                       ------------
                                                                                                                          8,308,599
===================================================================================================================================
Wireless             B        B3          775,000   American Tower Corporation, 9.375% due 2/01/2009                        724,625
Communications--     CCC+     Caa1      1,700,000   CTI Holdings SA, 18.086%** due 4/15/2008                                561,000
8.7%                 NR*      NR*       1,000,000   Celcaribe SA, 14.50% due 3/15/2004                                      580,000
                     B        B1          700,000   Nextel Communications, Inc., 9.50% due 2/01/2011                        533,750
                     CCC+     B3        1,000,000   Nextel Partners Inc., 12.576%** due 2/01/2009                           595,000
                     CCC      Ca        1,075,000   Orion Network Systems, Inc., 15.258%** due 1/15/2007                    397,750
                     B-       B3        1,550,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010                      511,500
                     A-       Baa1      1,325,000   VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009                1,523,750
                     B+       B1        1,000,000   Western Wireless Corp., 10.50% due 2/01/2007                          1,030,000
                                                                                                                       ------------
                                                                                                                          6,457,375
===================================================================================================================================
Wireless             D        Ca          500,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008 (c)                          2,500
Communications--     B-       Caa1      1,750,000   McCaw International Ltd., 12.829%** due 4/15/2007                       472,500
International--3.8%  B-       Caa1      2,150,000   Millicom International Cellular, 13.50%** due 6/01/2006               1,698,500
                     C        Ca        2,100,000   Telesystem International Wireless Inc., 18.804%** due 6/30/2007         651,000
                                                                                                                       ------------
                                                                                                                          2,824,500
===================================================================================================================================
                                                    Total Investments in Corporate Bonds (Cost--$123,410,292)--132.3%    98,566,805
===================================================================================================================================


                                     8 & 9

                             Corporate High Yield Fund II, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                           Shares
INDUSTRIES                                  Held                            Stocks & Warrants                               Value
===================================================================================================================================
Automotive--0.0%                            1,000   Allied Signal Litigation Trust                                     $          0
                                            1,000   Breed Creditors Litigation Trust                                              0
                                                                                                                       ------------
                                                                                                                                  0
===================================================================================================================================
Energy--0.4%                               49,000   Seabulk International, Inc. (c)                                         267,050
===================================================================================================================================
Food/Tobacco--                             17,711   Aurora Foods Inc. (g)                                                    75,272
0.1%
===================================================================================================================================
Gaming--0.5%                               58,904   GB Holdings Inc. (c)                                                    353,424
                                            4,321   JCC Holding Company                                                      12,963
                                                                                                                       ------------
                                                                                                                            366,387
===================================================================================================================================
Leisure--0.1%                              17,770   On Command Corporation (c)                                               67,526
                                            6,417   On Command Corporation (Warrants) (d)                                     4,107
                                                                                                                       ------------
                                                                                                                             71,633
===================================================================================================================================
Metals/Minerals--                             500   Republic Technologies (Warrants) (d)                                          5
0.0%
===================================================================================================================================
Packaging--0.0%                             1,000   Pliant Corporation (Warrants) (d)                                         2,000
===================================================================================================================================
Paper & Forest                              1,000   APP China Group Ltd. (Warrants) (d)(g)                                        0
Products--0.0%
===================================================================================================================================
Retail--0.0%                                1,873   Grand Union Co. (Warrants) (d)                                                2
===================================================================================================================================
Telecommunications--                        1,500   GT Group Telecom (Warrants) (d)(g)                                       20,009
0.0%                                       11,429   McLeodUSA Incorporated (Class A) (c)                                     14,172
                                           17,612   Song Networks Holding AB (ADR) (b)(c)                                    12,505
                                                                                                                       ------------
                                                                                                                             46,686
===================================================================================================================================
Transportation--0.0%                       34,153   Trism, Inc. (c)                                                          10,246
===================================================================================================================================
Wireless                                    2,070   Comunicacion Celular SA (Warrants) (d)(g)                                 4,140
Communications--
0.0%
===================================================================================================================================
                                                    Total Investments in Stocks & Warrants (Cost--$4,472,007)--1.1%         843,421
===================================================================================================================================
                                                    Total Investments (Cost--$127,882,299)--133.4%                       99,410,226

                                                    Liabilities in Excess of Other Assets--(33.4%)                      (24,900,620)
                                                                                                                       ------------
                                                    Net Assets--100.0%                                                 $ 74,509,606
                                                                                                                       ============
===================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
@ Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   American Depositary Receipts (ADR).
(c)   Non-income producing security.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $4,228,000, representing 5.7% of net assets.

      ---------------------------------------------------------------------------------------
                                                         Acquisition
      Issue                                                 Date         Cost         Value
      ---------------------------------------------------------------------------------------
      Autonation, Inc., 9% due 8/01/2008                  8/01/2001   $  641,752   $  663,000
      Tucson Electric & Power Co., 10.21% due 1/01/2009   3/23/1994    2,312,331    2,724,256
      United States Steel LLC, 10.75% due 8/01/2008       7/24/2001      642,181      653,250
      Westpoint Stevens Inc., 7.875% due 6/15/2008        8/24/2000      431,875      187,500
      ---------------------------------------------------------------------------------------
      Total                                                           $4,028,139   $4,228,006
                                                                      ==========   ==========
      ---------------------------------------------------------------------------------------

(f)   Subject to principal paydowns.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2001
=================================================================================================
Assets:        Investments, at value (identified cost--$127,882,299) .              $  99,410,226
               Interest receivable ...................................                  2,619,055
               Prepaid expenses and other assets .....................                     45,767
                                                                                    -------------
               Total assets ..........................................                102,075,048
                                                                                    -------------
=================================================================================================
Liabilities:   Loans .................................................                 26,800,000
               Payables:
                 Custodian bank ......................................   $581,778
                 Interest on loans ...................................     98,118
                 Investment adviser ..................................     40,556         720,452
                                                                         --------
               Accrued expenses ......................................                     44,990
                                                                                    -------------
               Total liabilities .....................................                 27,565,442
                                                                                    -------------
=================================================================================================
Net Assets:    Net assets ............................................              $  74,509,606
                                                                                    =============
=================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares
               authorized ............................................              $     943,190
               Paid-in capital in excess of par ......................                129,450,578
               Undistributed investment income--net ..................                    213,307
               Accumulated realized capital losses on investments--net                (27,625,396)
               Unrealized depreciation on investments--net ...........                (28,472,073)
                                                                                    -------------
               Total capital--Equivalent to $7.90 per share based on
               9,431,896 shares of Common Stock outstanding (market
               price--$8.31) .........................................              $  74,509,606
                                                                                    =============
=================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                             Corporate High Yield Fund II, Inc., August 31, 2001

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 2001
======================================================================================================
Investment Income:   Interest and discount earned ........................                $ 13,156,378
                     Dividends ...........................................                       6,307
                     Other ...............................................                     131,660
                                                                                          ------------
                     Total income ........................................                  13,294,345
                                                                                          ------------
======================================================================================================
Expenses:            Loan interest expense ...............................   $1,638,956
                     Investment advisory fees ............................      546,528
                     Professional fees ...................................      117,288
                     Borrowing costs .....................................       88,742
                     Accounting services .................................       50,075
                     Transfer agent fees .................................       46,645
                     Directors' fees and expenses ........................       40,390
                     Printing and shareholder reports ....................       34,355
                     Listing fees ........................................       27,890
                     Custodian fees ......................................       16,373
                     Pricing services ....................................       16,188
                     Other ...............................................       13,031
                                                                             ----------
                     Total expenses ......................................                   2,636,461
                                                                                          ------------
                     Investment income--net ..............................                  10,657,884
                                                                                          ------------
======================================================================================================
Realized &           Realized loss on investments--net ...................                  (9,441,275)
Unrealized Loss on   Change in unrealized depreciation on investments--net                  (7,305,641)
Investments--Net:                                                                         ------------
                     Net Decrease in Net Assets Resulting from Operations                 $ (6,089,032)
                                                                                          ============
======================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Year Ended
                                                                                           August 31,
                                                                                  ----------------------------

                Increase (Decrease) in Net Assets:                                    2001            2000
==============================================================================================================
Operations:     Investment income--net ........................................   $ 10,657,884    $ 11,400,664
                Realized loss on investments--net .............................     (9,441,275)     (5,935,812)
                Change in unrealized depreciation on investments--net .........     (7,305,641)     (2,480,659)
                                                                                  ------------    ------------
                Net increase (decrease) in net assets resulting from operations     (6,089,032)      2,984,193
                                                                                  ------------    ------------
==============================================================================================================
Dividends to    Dividends to shareholders from investment income--net .........    (10,847,791)    (11,406,123)
Shareholders:                                                                     ------------    ------------
==============================================================================================================
Capital Share   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends .....................................      1,072,322         153,330
                                                                                  ------------    ------------
==============================================================================================================
Net Assets:     Total decrease in net assets ..................................    (15,864,501)     (8,268,600)
                Beginning of year .............................................     90,374,107      98,642,707
                                                                                  ------------    ------------
                End of year* ..................................................   $ 74,509,606    $ 90,374,107
                                                                                  ============    ============
==============================================================================================================
               *Undistributed investment income--net ..........................   $    213,307    $    430,192
                                                                                  ============    ============
==============================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended August 31, 2001
============================================================================================
Cash Provided by         Net decrease in net assets resulting from operations   $ (6,089,032)
Operating Activities:    Adjustments to reconcile net decrease in net assets
                         resulting from operations to net cash provided by
                         operating activities:
                         Decrease in receivables ............................        375,115
                         Decrease in other assets ...........................         64,438
                         Decrease in other liabilities ......................       (360,415)
                         Realized and unrealized loss on investments--net ...     16,746,916
                         Amortization of discount ...........................     (2,562,815)
                                                                                ------------
                         Net cash provided by operating activities ..........      8,174,207
                                                                                ------------
============================================================================================
Cash Provided by         Proceeds from sales of long-term investments .......     59,558,927
Investing Activities:    Purchases of long-term investments .................    (56,941,079)
                         Purchases of short-term investments ................    (71,569,586)
                         Proceeds from sales and maturities of short-term
                         investments ........................................     71,853,000
                                                                                ------------
                         Net cash provided by investing activities ..........      2,901,262
                                                                                ------------
============================================================================================
Cash Used for            Cash receipts from borrowings ......................     43,550,000
Financing Activities:    Cash payments on borrowings ........................    (44,850,000)
                         Dividends paid to shareholders .....................     (9,775,469)
                                                                                ------------
                         Net cash used for financing activities .............    (11,075,469)
                                                                                ------------
============================================================================================
Cash:                    Net increase in cash ...............................             --
                         Cash at beginning of year ..........................             --
                                                                                ------------
                         Cash at end of year ................................   $         --
                                                                                ============
============================================================================================
Cash Flow Information:   Cash paid for interest .............................   $  1,688,863
                                                                                ============
============================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends
Financing Activities:    paid to shareholders ...............................   $  1,072,322
                                                                                ============
============================================================================================

See Notes to Financial Statements.


                                    12 & 13

                             Corporate High Yield Fund II, Inc., August 31, 2001

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived                     For the Year
                    from information provided in the financial statements.                      Ended August 31,
                                                                                --------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                       2001      2000      1999       1998       1997
==================================================================================================================================
Per Share           Net asset value, beginning of year ......................   $  9.71   $ 10.62   $  11.30   $  13.07   $  12.56
Operating                                                                       -------   -------   --------   --------   --------
Performance:          Investment income--net+ ...............................      1.14      1.23       1.30       1.33       1.26
                      Realized and unrealized gain (loss) on investments--net     (1.80)     (.91)      (.63)     (1.77)       .52
                                                                                -------   -------   --------   --------   --------
                    Total from investment operations ........................      (.66)      .32        .67       (.44)      1.78
                                                                                -------   -------   --------   --------   --------
                    Less dividends from investment income--net ..............     (1.15)    (1.23)     (1.35)     (1.33)     (1.27)
                                                                                -------   -------   --------   --------   --------
                    Net asset value, end of year ............................   $  7.90   $  9.71   $  10.62   $  11.30   $  13.07
                                                                                =======   =======   ========   ========   ========
                    Market price per share, end of year .....................   $  8.31   $  9.75   $10.4375   $ 11.125   $  13.44
                                                                                =======   =======   ========   ========   ========
==================================================================================================================================
Total Investment    Based on net asset value per share ......................    (6.63%)    4.22%      6.08%     (4.10%)    14.91%
Return:*                                                                        =======   =======   ========   ========   ========
                    Based on market price per share .........................    (2.19%)    6.48%      5.90%     (8.16%)    14.14%
                                                                                =======   =======   ========   ========   ========
==================================================================================================================================
Ratios to Average   Expenses, excluding interest expense ....................     1.23%     1.05%      1.07%       .89%       .81%
Net Assets:                                                                     =======   =======   ========   ========   ========
                    Expenses ................................................     3.24%     3.29%      2.87%      2.06%      1.22%
                                                                                =======   =======   ========   ========   ========
                    Investment income--net ..................................    13.10%    12.07%     11.62%     10.35%      9.23%
                                                                                =======   =======   ========   ========   ========
==================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of year
                    (in thousands) ..........................................   $26,800   $28,100   $ 34,600   $ 32,900   $ 13,000
                                                                                =======   =======   ========   ========   ========
                    Average amount of borrowings outstanding during the
                    year (in thousands) .....................................   $28,007   $32,636   $ 34,078   $ 23,036   $  8,433
                                                                                =======   =======   ========   ========   ========
                    Average amount of borrowings outstanding per share
                    during the year .........................................   $  3.00   $  3.51   $   3.71   $   2.57   $    .97
                                                                                =======   =======   ========   ========   ========
==================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ..................   $74,510   $90,374   $ 98,643   $102,559   $115,903
Data:                                                                           =======   =======   ========   ========   ========
                    Portfolio turnover ......................................    51.51%    49.18%     56.58%     45.73%     70.76%
                                                                                =======   =======   ========   ========   ========
==================================================================================================================================

+     Based on average shares outstanding.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures


                                    14 & 15

                             Corporate High Yield Fund II, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $706,045 increase to the cost of securities and a corresponding $706,045 increase to net unrealized depreciation, based on debt securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from an unprojected payment of net investment income dividends.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $27,027 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $49 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $703 for security price quotations to compute the net asset value of the Fund.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended August 31, 2001, the Fund reimbursed FAM an aggregate of $14,653 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $56,941,079 and $59,558,927, respectively.

Net realized gains (losses) for the year ended August 31, 2001 and net unrealized losses as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments ...............         $(9,452,235)         $(28,472,073)
Options purchased ...................              10,960                    --
                                              -----------          ------------
Total ...............................         $(9,441,275)         $(28,472,073)
                                              ===========          ============
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $29,086,803, of which $2,961,093 related to appreciated securities and $32,047,896 related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $128,497,029.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended August 31, 2001 and August 31, 2000 increased by 128,111 and 15,791, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 1, 2001, the Fund renewed its $50,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or
(ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended August 31, 2001, the average amount borrowed was approximately $28,007,000 and the daily weighted average interest rate was 5.80%. For the year ended August 31, 2001, facility and commitment fees aggregated approximately $89,000.

6. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $18,653,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004, $1,021,000 expires in 2005, $2,777,000 expires in 2007,
$2,336,000 expires in 2008 and $6,522,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 6, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.088293 per share, payable on September 28, 2001 to shareholders of record as of September 18, 2001.


                                    16 & 17

                             Corporate High Yield Fund II, Inc., August 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 2001, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 2001, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 10, 2001

PORTFOLIO INFORMATION (unaudited)

                                                                                                                          Percent of
              As of August 31, 2001                                                                            Long-Term Investments
====================================================================================================================================
Ten Largest   Tucson Electric                This electric utility serves Tucson, Arizona and surrounding areas. Our
Holdings      & Power Co.                    bonds are secured lease obligation bonds on the company's Springerville
                                             coal-fired power generation plant.                                                 2.7%
              ----------------------------------------------------------------------------------------------------------------------
              Eletson Holdings, Inc.         A Greek shipping company, Eletson owns and operates one of the world's largest and most modern fleets of medium-sized, double-hulled product
                                             tankers.                                                                           2.0
              ----------------------------------------------------------------------------------------------------------------------
              HMH Properties, Inc.           HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds controlling interests in 69 upscale and luxury full-service hotels, comprising the majority of Host Marriott's lodging properties. The properties are generally operated under the Marriott and Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based
                                             on revenues or operating profit.                                                   1.8
              ----------------------------------------------------------------------------------------------------------------------
              Adelphia Communications        Adelphia is a cable television operator, with systems in suburban areas of
              Corporation                    large- and medium-sized cities in the United States. The company also owns a competitive telecommunications provider with operations in the Eastern
                                             United States.                                                                     1.8
              ----------------------------------------------------------------------------------------------------------------------
              L-3 Communications             The company supplies secure communications systems, avionics, telemetry,
              Holdings                       instrumentation and other communications and support services. Customers include aerospace contractors and the United States military and federal
                                             agencies.                                                                          1.7
              ----------------------------------------------------------------------------------------------------------------------
              Millicom International         Millicom International develops and operates cellular telephone systems
              Cellular                       worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets in Asia, Latin America, Europe
                                             and Africa.                                                                        1.7
              ----------------------------------------------------------------------------------------------------------------------
              Kaiser Aluminum                Kaiser, an affiliate of Maxxam Inc., is one of the world's leading
              & Chemical Corp.               producers of aluminum. The company mines and refines bauxite into alumina, produces aluminum from alumina and manufactures fabricated aluminum
                                             products.                                                                          1.7
              ----------------------------------------------------------------------------------------------------------------------
              VoiceStream PCS                The company is a wireless telecommunications provider recently acquired by
              Holdings Corp.                 Deutsche Telekom. VoiceStream provides personal communications service
                                             primarily in urban areas in the Western United States.                             1.5
              ----------------------------------------------------------------------------------------------------------------------
              Intrawest Corporation          Intrawest develops and operates village-centered resorts across North
                                             America. The company owns 10 mountain resorts, including
                                             Whistler/Blackcomb in British Columbia, Mont Tremblant in Quebec, Stratton
                                             in Vermont and Copper Mountain, Colorado. The company also has other
                                             vacation/resort interests.                                                         1.5
              ----------------------------------------------------------------------------------------------------------------------
              Forest City Enterprises Inc.   Forest City is a diversified real estate developer. The company develops, acquires, owns and manages commercial and residential real estate projects
                                             in 21 states and the District of Columbia.                                         1.5
====================================================================================================================================

Portfolio   The quality ratings* of securities in the Fund as of August 31, 2001
Profile     were as follows:

            --------------------------------------------------------------------
                                                                      Percent of
            S&P Rating/Moody's Rating                      Long-Term Investments
            --------------------------------------------------------------------
            A/A ....................................................    1.5%
            BBB/Baa ................................................    2.8
            BB/Ba ..................................................   35.3
            B/B ....................................................   45.4
            CCC/Caa or lower .......................................   13.3
            NR (Not Rated) .........................................    1.7
            --------------------------------------------------------------------
            * In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

            --------------------------------------------------------------------
                                                                      Percent of
            Foreign Holdings                               Long-Term Investments
            --------------------------------------------------------------------
            Total Foreign Holdings .................................  25.0%
            Emerging Markets Holdings ..............................   6.7
            --------------------------------------------------------------------

            --------------------------------------------------------------------
            Average Portfolio Maturity .............................   6.1 Years
            --------------------------------------------------------------------

                                                                      Percent of
            Five Largest Foreign Countries*                Long-Term Investments
            --------------------------------------------------------------------
            Canada .................................................     5.7%
            United Kingdom .........................................     5.3
            Argentina ..............................................     2.2
            Greece .................................................     2.0
            Mexico .................................................     2.0
            --------------------------------------------------------------------
            *     All holdings are denominated in US dollars.

            --------------------------------------------------------------------
                                                                     Percent of
            Five Largest Industries                                 Total Assets
            --------------------------------------------------------------------
            Utility ................................................    8.1%
            Chemicals ..............................................    6.8
            Health Care ............................................    6.8
            Wireless Communications ................................    6.3
            Leisure ................................................    5.8
            --------------------------------------------------------------------


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]

Corporate High Yield Fund II, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

--------------------------------------------------------------------------------
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